SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - August 16, 2004
                                                          ---------------

                          TELECOM COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Indiana                   333-62236              35-2089848
          -----------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)


                74 Shanan Road Panyu, Guangzhou, GD 511490, China
                -------------------------------------------------
               (Address of principal executive offices)(zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
                                                           ----------------

                                       N/A
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

     Pursuant to an action by written consent of the Board of Directors (the "Board") of Telecom Communications, Inc., dated effective August 16, 2004, the Board appointed Guosheng Liu and Liu Lirong to serve as members of the Board until their successors are duly elected and qualified, or until the earlier of their resignation, removal from office or death. Also effective on August 16, Guosheng Liu was designated as the Chairman of the Board.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TELECOM COMMUNICATIONS, INC.
                                         ----------------------------
                                           (Registrant)


Dated:  August 20, 2004                  By: /s/ Shanhe Yang
                                             ------------------------
                                         President and CEO
                                         (Principal Executive Officer)


                                       3